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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2003
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

           North Carolina              0-15572              56-1421916
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    (State or Other Jurisdiction     (Commission         (I.R.S. Employer
         of Incorporation)           File Number)     Identification Number)

341 North Main Street, Troy, North Carolina                  27371
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 (Address of Principal Executive Offices)                  (Zip Code)

                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)

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                                  First Bancorp
                                      INDEX

                                                                            Page
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Item 7 - Exhibits                                                             3

Item 9 - Regulation FD                                                        3

Signatures                                                                    4

Exhibit 99 (a) News Release dated August 14, 2003                             5


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Item 7 -- Exhibits

      99(a) Additional Exhibits - News Release dated August 14, 2003

Item 9 -- Regulation FD Disclosure

      On August 14, 2003, the Registrant issued a news release to announce that it has reached a definitive agreement to purchase four RBC Centura Bank branches located in Wallace, Kenansville, Fairmont, and Harmony, all in North Carolina. The terms of the agreement call for First Bancorp to acquire the premises and equipment for each location, as well as assume substantially all of the deposits and loans of each branch. Subject to certain limitations, the deposit premium for the branches is 14.1%. As of June 30, 2003, the four branches had aggregate deposits of approximately $109 million with loans outstanding of approximately $28 million. The transaction is subject to regulatory approval and is expected to occur in the fourth quarter of 2003.

The news release is attached hereto as Exhibit 99(a) and is incorporated by reference.

Disclosures About Forward Looking Statements

      The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, difficulties or delays in obtaining regulatory approval for the acquisitions, the discovery of unanticipated or unknown problems relating to the assets or deposits being acquired, difficulty integrating the operations of the acquired branches into First Bank's operations, the loss of key employees, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp

            August 14, 2003            By: /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer


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